1996

  Annual

Report
                                   ------
                                   DELAWARE

                                   GROUP

                                   DELAWARE

                                   FUND
                                   -----

               [PHOTO OF VARIOUS PHILADELPHIA SITES APPEARS HERE]



                   A Tradition of Sound Investing Since 1929


                                   DELAWARE
                                   GROUP
                                   =========
                                   Philadelphia . London

DELAWARE FUND
-------------------------------------------------------------------------------
INVESTMENT
-------------------------------------------------------------------------------
OBJECTIVE
-------------------------------------------------------------------------------

To seek a balance of capital
appreciation, income and
preservation of capital.


          [PHOTO OF VARIOUS PHILADELPHIA HISTORIC SITES APPEARS HERE]


ABOUT OUR COVER
-------------------------------------------------------------------------------

Headquartered in Philadelphia, Pennsylvania, Delaware Group shares in the tradition of a city built on the vision of opportunity. Amidst the city's historic sites, symbolic of our nation's freedom and prosperity, Delaware Group provides both individual and institutional investors with a conservative, disciplined approach to money management.




DELAWARE GROUP
-------------------------------------------------------------------------------
A TRADITION OF
-------------------------------------------------------------------------------
SOUND INVESTING
-------------------------------------------------------------------------------


Delaware Management Company's investment experience dates back to 1929. Delaware Fund was our first mutual fund, and was established in 1938.
     Headquartered in Philadelphia with an affiliate in London, Delaware today manages a full range of mutual fund and annuity investments and also offers retirement plan services to individuals and companies. Delaware International Advisers Ltd., our London-based international affiliate, was established in 1990.
     Delaware Group manages mutual funds with the same time-tested, disciplined strategies demanded by the large public and private pension plans, foundations and endowments that are among our clients. With over 60 years of experience, we have demonstrated our commitment to quality investment management and service.
     Today, Delaware manages more than $31 billion in mutual funds and institutional investment advisory accounts. We measure our success by the financial success and satisfaction of our nearly 500,000 shareholders.

November 11, 1996

Dear
--------------------------------------------------------------------------------
Shareholder:
--------------------------------------------------------------------------------

Delaware Fund provided a total return of +16.07% (capital change plus income based on net asset value for A Class shares) for the 12 months ended October 31, 1996, a fiscal year when bond prices fluctuated as much as stock prices.

     Your Fund, which offers a mix of stocks and bonds, achieved fiscal year results superior to the returns provided by many other balanced funds, as measured by the Lipper Balanced Fund Average. Delaware Fund also outpaced the average of its peers for the five-year period ended October 31, 1996, as shown below.

     In 1996, Delaware Fund provided more than two-thirds of the total return of the unmanaged S&P 500 Index with a portfolio containing between 57% and 60% stocks. It was a challenging period given that the stock and bond markets moved in opposite directions from February to June.

     Delaware Fund aims to provide a balance of current income, capital appreciation and principal preservation, and as such is more conservative than funds that invest solely in equities. Our bond strategy focuses primarily on income while the Fund's management selects stocks of companies we believe are likely to increase dividends. We believe this strategy can lead to less volatility than balanced funds whose stock investment strategy does not consider dividend growth.

     While the past five years have provided exceptionally strong returns from stocks, we believe investors should not expect double digit gains year after year. Our six decades of managing Delaware Fund through various market cycles have taught us to be prepared for market fluctuations. We have also learned that when stock gains are hard to come by, dividends from stocks and the income produced by bonds take on a greater role in generating total return.

     Your Fund is managed by George H. Burwell, who is responsible for stock selection and asset allocation, and Gary A. Reed, who focuses on high-quality government and corporate bonds. In the pages that follow, both managers discuss how the Fund was positioned in 1996 and provide an outlook for the stock and bond markets.

     We thank you for being among the more than 25,000 shareholders who have chosen Delaware Group's namesake fund, which has one of the longest track records in the mutual fund industry.


Sincerely,

/s/ Wayne A. Stork

Wayne A. Stork
Chairman, President and Chief Executive Officer

 ================================================================================================
                                                     Average Annual Total Return
                                              12 Months Ended              Five Years Ended
                                             October 31, 1996              October 31, 1996
Delaware Fund A Class                              +16.07%                 +11.55%
-------------------------------------------------------------------------------------------------
Lipper Balanced Fund Average                       +14.84% (267 funds)     +11.11% (74 funds)
Lehman Brothers Aggregate Bond Index                +5.85%                  +7.70%
Standard & Poor's 500 Index                        +24.10%                 +15.51%
=================================================================================================

Delaware Fund performance and that of Lipper Balanced Fund Average is based on net asset value without effect of sales charge. Performance for all Fund classes can be found on page 7.
================================================================================

Portfolio
--------------------------------------------------------------------------------
Managers'
--------------------------------------------------------------------------------
Review
--------------------------------------------------------------------------------

It was a year of deja vu. Despite a minor setback in July, the stock market provided robust returns that, while not as pronounced as in 1995, were strong by historical standards. The bond market, meanwhile, reenacted the volatile conditions of 1994, fortunately to a much lesser degree.

        Returns this year were influenced by investor expectations in three areas: inflation, corporate earnings and Washington's political makeup. Last winter it appeared that U.S. economic growth and consumer prices were about to accelerate, and require the Federal Reserve Board to significantly tighten credit. Instead, the economy slowed and inflation remained in check.

        Corporate earnings growth in 1996, while not as strong as earlier in the 1990s, continued with no sign of recession on the horizon. Finally, the status quo was endorsed by voters in this fall's elections, ending fears that the federal government's slow progress toward sounder fiscal policy would be undone.

          [PHOTO OF GEORGE H. BURWELL AND GARY A. REED APPEARS HERE]

     GEORGE H. BURWELL AND GARY A. REED HAVE MANAGED DELAWARE FUND FOR THE PAST TWO YEARS.


        During the year, we made modest adjustments to your Fund's asset allocation as market conditions warranted. Prior to the stock market's short-term decline this past summer, for example, we had reduced our weighting in stocks to about 57%, and then increased our position after stock prices dropped. Your Fund has the option of allocating up to 75% of its net assets to stocks.

        Our positioning helped your Fund's performance, primarily because it gave us flexibility and resources to buy attractively priced stocks with dividend growth potential. Many of these stocks did well when the market recovered in the late summer and fall.

        Our slightly reduced weighting in stocks compared to a year ago reflects the fact that we believe U.S. economic growth, and therefore earnings growth, will be modest in 1997 while interest rates may decline.

Delaware Fund's Stock Focus

In 1996, stock investors valued consistency above all else. Companies that posted consistent earnings saw their stock prices benefit while companies whose results were erratic or did not meet expectations suffered. For the 12 months ended October 31, 1996, the S&P 500 Index rose +24.10%, almost twice as much as the average annual increase during the past two decades.

        A trend we've noticed in recent months is that there has been a gradual narrowing of market leadership. Investors have tended to favor a smaller number of high profile companies with strong track records. In fact, 30 large companies accounted for nearly one-third of the S&P 500 Index's market capitalization as of October 31, 1996.

        Your Fund has benefited from this narrowing in two ways. First, the shares of several large, stable growth companies we owned such as General Electric Co. appreciated substantially. In some cases, we sold or reduced positions in these stocks. We added to our holdings of some large consumer growth companies such as Philip Morris Cos. that we believe have further capital appreciation potential.

        Secondly, to the extent that the market "ignored" mid-cap companies, it allowed the Fund to buy high-quality, mid-size businesses with strong dividend growth potential at prices we believe reflect below average risk. These included regional banks, capital goods and providers of business services such as Wallace Computer Services.

        In fiscal 1996, companies in your Fund's stock portfolio increased their cash dividends by an average of +11.6%. Many of your Fund's holdings also provided double digit total returns during the year. However, we did have a few disappointments, notably some health care selections such as Pharmacia & Upjohn, whose earnings did not meet our expectations.


Fund Highlights
================================================================================

Portfolio Mix
October 31, 1996

[PIE CHART APPEARS HERE]

Consumer Growth Stocks          17.9%
Capital Goods Stocks             6.3%
Consumer Staples Stocks          6.4%
Banks/ Insurance Stocks          8.5%
Utilities Stocks/ REITS          8.2%
Energy Stocks                    3.3%
Other Stocks                     8.4%
Corporate Bonds                 10.5%
Mortgages                       15.5%
Treasury/Agency Bonds            4.3%
Asset-Backed Bonds               4.0%
Cash                             6.7%


                                     Asset Allocation

                        October 31, 1995          October 31, 1996
---------------------------------------------------------------------
Stocks                       61.9%                     58.9%
Bonds                        32.1%                     34.4%
Cash                          6.0%                      6.7%
Beta*                         0.66                      0.66
Yield**                       2.96%                     3.03%

*  A measure of risk relative to the S&P 500 Index.
   A number less than 1.0 means less historical price volatility than the index. A number higher than 1.0 means more historical volatility.

** For A Class shares measured according to Securities and Exchange Commission guidelines. Yields for B and C Class shares were, respectively, 2.37% and 2.38% as of October 31, 1996. B Class yield was 2.32% as of October 31, 1995.

===============================================================================
                          Stock Portfolio Highlights
                              (October 31, 1996)

Median Market Capitalization                    $4.1 billion
Number of Stocks                                     47
Average Stock
  Price-to-Earnings Ratio**                          15.1x
TOP SECTOR - CONSUMER GROWTH                         22.1%
STOCK PORTFOLIO ANNUAL RETURN                       +12.96%*

 *   For Class A shares with dividends reinvested.
**   P/E ratio based on analysts' earnings estimates for 1997.
     For complete Fund performance, see page 7.
===============================================================================

        As we research stocks, we look for businesses that we believe can perform reasonably well in most economic environments. We ask whether a company is generating excess cash and reinvesting in the business in a relatively low-risk manner such as an acquisition that increases market share. We then examine the long-term potential for dividend increases.

        Some mutual funds tend to "sell early" to preserve a moderate level of price appreciation rather than stick with a stock that may have further potential. Our strategy is a bit different because Delaware Fund generally holds stocks until they reach higher prices relative to a company's earnings. We believe this strategy has the potential to maximize total return with only a modest increase in risk. It also can result in reduced portfolio turnover.

        Our investment discipline requires us to begin selling company's shares when its stock price relative to profits is more than 20% higher than that of stocks making up the S&P 500 Index.


Delaware Fund's Bond Focus

To maximize your Fund's income potential with only a moderate increase in risk from interest rate changes, we decided in December 1995 to gradually extend the average effective duration of your Fund's bond portfolio by about 18 months to
4.5 years.

        Duration measures a bond's sensitivity to interest rates and indicates the likely change in a bond's price given a 1% movement in interest rates. A longer duration increases the chance an investment can appreciate in value when interest rates fall as well as the possibility of principal loss when rates rise.

        Our goal is to approximate the duration of the Lehman Brothers Aggregate Bond Index, a broad and unmanaged benchmark of intermediate and long-term government, corporate and mortgage securities. Prior to December 31, we kept the duration in line with the Lehman Brothers Intermediate Government Corporate Bond Index, which generally has a somewhat shorter duration.

        Given the sharp interest rate rise in February 1996, the timing of our policy change wasn't the most fortuitous. However, we began to harvest the fruits of our approach in late summer and fall when bond prices rose as inflation fears abated.

        We believe a strategy that provides you with high current income from bonds can help offset any negative effects of stock market volatility on the Fund's equity portfolio. As of October 31, 1996, we had a greater percentage of mortgage-related securities and corporate bonds than the Lehman Aggregate Index because these securities offered superior income potential relative to U.S. Treasuries.

        WE BELIEVE A STRATEGY THAT PROVIDES YOU WITH HIGH CURRENT INCOME FROM BONDS CAN HELP OFFSET ANY NEGATIVE EFFECTS OF STOCK MARKET VOLATILITY ON THE FUND'S EQUITY PORTFOLIO.

===============================================================================
                           Bond Portfolio Highlights
                              (October 31, 1996)

        Average Effective Duration                      4.5 years
        Average Maturity                                7.8 years
        Average Quality                                    AA1
        Yield (before expenses)**                         7.19%
        Largest Sector Focus                            Mortgages
        Bond Portfolio Annual Return                     +3.03%*

* based on Class A shares at net asset value with income reinvested. For complete Fund performance, see page 7.
**  See page 3 for SEC yields.

================================================================================

        Our mortgage focus is primarily on residential property loans. We also have a significant position in securities that finance commercial property such as industrial and office sites. We believe this helps reduce pre-payment risks associated with mortgage portfolios. Generally, commercial mortgages have become more attractive as the property developer excesses and high credit risk of the 1980s have been "wrung out" of the system.

        Your Fund benefited from holding mortgage-related securities and high-quality corporate bonds during the winter months of fiscal 1996 because prices of these bonds did not decline as much as long-term Treasuries. Conversely, in October, when interest rates fell sharply, your Fund's bond portfolio experienced more modest price appreciation than long-term Treasuries. Given bond market volatility since late 1993, we believe that reducing risk is worth foregoing a bit "on the upside."

Outlook

For the year ahead, we favor multinational companies whose stock prices, in our opinion, do not yet reflect the companies' earnings and dividend growth potential. Generally, we believe these stocks can benefit from overseas business growth and a favorable interest rate environment in the U.S. in 1997. Two of your Fund's top 10 holdings as of October 31 were such firms - American International Group and Chubb Corp. At fiscal year end, our top 10 stock holdings represented 27.8% of the Fund's net assets.

        We believe companies with a consistent level of earnings growth will perform well in 1997. In the past, when U.S. economic growth slowed, these companies -- especially consumer growth businesses -- have tended to outperform others such as steel, paper and auto makers, whose sales and profits are more dependent on the overall fortunes of the U.S. economy.

        In our opinion, the high-quality bonds in your Fund's portfolio have the potential to perform relatively well in 1997 because interest rates could decline. As of October 31, the yield on 30-year Treasury Bonds stood at 6.64%, some 70 basis points (0.70%) higher than the low point reached during December 1995. As of this writing the U.S. Consumer Price Index, meanwhile, was increasing at about a 3% annual rate, marginally higher than a year ago.

        If inflation expectations remain mild, U.S. economic growth continues at a slow pace and our "divided government" reaches a compromise regarding federal fiscal policy, there is good reason to believe that bond prices can head higher.



/s/  George H. Burwell                         /s/ Gary A. Reed

GEORGE H. BURWELL                              GARY A. REED
VICE PRESIDENT AND                             VICE PRESIDENT AND
  SENIOR PORTFOLIO MANAGER                       SENIOR PORTFOLIO MANAGER
EQUITIES                                       FIXED-INCOME

NOVEMBER 11, 1996

A Lifetime
================================================================================
of Performance
================================================================================
        On October 25, 1997, Delaware Fund will turn 59-and-a-half years old -- the same age the government allows investors in Individual Retirement Accounts to begin making withdrawals without the burden of a 10% income tax penalty.

        IRAs didn't exist in 1938 when Delaware Fund was born, but if an 18-year-old worker back then invested just $250 a year in the Fund's A Class shares until October 31, 1985, when he or she reached age 65, that investment portfolio would be worth $489,208 before taxes with all distributions reinvested.

        Let's say that this 65-year-old had retired in 1985, and began to take cash dividends from Delaware Fund while reinvesting capital gains. As of October 31, 1996, the portfolio would have grown to more than $1,168,085. In addition, this person who would today be age 77, would have received more than $315,338 in cash dividends -- all from salting away less than a $1 a day when he or she was working.

        In fact, our investor would have received more than $35,000 in dividends during the 12 months ended October 31, 1996 -- almost $3,000 a month. That's nearly twice as much per year as Social Security would pay even to those qualifying for maximum retiree and survivor benefits.

        Our point in providing this hypothetical illustration is to show the potential rewards of patient, long-term investing and the importance of investing early in life. By setting aside a small sum regularly when you are young, you have an opportunity to build a more secure retirement than the government can provide as well as a substantial legacy for your heirs.

================================================================================
                A Lifetime Investment Program in Delaware Fund*
                      April 25, 1938 to October 31, 1996

Total Amount Invested ($250 per year, 1938-1985)                             $   12,000
---------------------------------------------------------------------------------------
Account Value October 31, 1996
Dividends & capital gains reinvested until age 65 (October 31, 1985);
  Dividends taken in cash afterward; all capital gains reinvested            $1,168,085
Cash dividends paid 1985-1996                                                $  315,338
---------------------------------------------------------------------------------------
Total value of investment & cash dividends (October 31, 1996)                $1,483,423

Past performance does not guarantee future results. *For A Class shares with a 4.75% sales charge.
For complete performance and sales charges for all classes, see the next page.

================================================================================

A balanced mix of stocks and bonds has the potential to substantially outpace inflation over time.

DELAWARE FUND'S 10-YEAR PERFORMANCE

Growth of a $10,000 investment October 31, 1986 to October 31, 1996

[LINE GRAPH APPEARS HERE]

DATE   DELAWARE FUND  STANDARD & POOR'S   LEHMAN BROTHERS       CONSUMER PRICE
          A CLASS        500 INDEX        AGGREGATE BOND INDEX       INDEX
-----  -------------  ------------------- --------------------- ----------------
10/86   $   9,525        $   10,000           $    10,000          $  10,000
10/87   $   8,654        $   10,635           $    10,236          $  10,488
10/88   $  10,561        $   12,214           $    11,409          $  10,892
10/89   $  12,849        $   15,419           $    12,766          $  11,381
10/90   $  12,442        $   14,265           $    13,572          $  12,097
10/91   $  15,467        $   19,038           $    15,718          $  12,450
10/92   $  17,380        $   20,924           $    17,264          $  12,849
10/93   $  19,449        $   24,046           $    19,313          $  13,203
10/94   $  19,799        $   24,962           $    18,604          $  13,547
10/95   $  23,018        $   31,526           $    21,515          $  13,928
10/96   $  26,718        $   39,080           $    22,774          $  14,347

ALL PERFORMANCE SHOWN ABOVE ASSUMES REINVESTMENT OF DISTRIBUTIONS. DELAWARE FUND INVESTMENT ASSUMES A 4.75% SALE CHARGE. PERFORMANCE OF OTHER CLASSES OF DELAWARE FUND WILL VARY DUE TO DIFFERING CHARGES AND EXPENSES.

                           DELAWARE FUND PERFORMANCE

                Average Annual Return through October 31, 1996

                                                 LIFETIME           10 YEARS          FIVE YEARS           ONE YEAR
Class A (Est. 1938)                               +11.09%            +10.33%            +10.47%            +10.58%
-----------------------------------------------------------------------------------------------------------------------
Class B (Est. 1994)
  Excluding Sales Charge                            +13.49%                                                  +15.15%
  Including Sales Charge                            +12.28%                                                  +11.15%
-----------------------------------------------------------------------------------------------------------------------
Class C* (Est. 1995)
  Excluding Sales Charge                            +12.13%
  Including Sales Charge                            +11.13%
*aggregate return through October 31, 1996
-----------------------------------------------------------------------------------------------------------------------

DELAWARE FUND'S RETURN AND SHARE VALUE FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURNS REFLECT REINVESTMENT OF ANY DISTRIBUTIONS AND ANY APPLICABLE SALES CHARGES AS NOTED BELOW. B AND C CLASS RESULTS EXCLUDING SALES CHARGE ASSUME INVESTMENT WAS NOT REDEEMED.

CLASS A returns reflect the effect of the 4.75% maximum front-end sales charge; sales charges have varied during the life of the Fund.
CLASS B shares, initially offered September 6, 1994, do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a contingent deferred sales charge if redeemed before the end of the sixth year.
CLASS C shares, initially offered November 29, 1995, have a 1% annual distribution and service fee and a 1% contingent deferred sales charge if redeemed within 12 months of purchase.

The average annual total returns for Delaware Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +10.94%, +11.70% and +16.25%, respectively, for the 10-, five- and one-year periods ended October 31, 1996. The Institutional Class was initially made available on November 9, 1992. Performance for the Institutional Class for periods prior to this date are based on Class A performance, adjusted to eliminate the sales charge, but not the asset-based distribution charge.

DELAWARE FUND'S LIFETIME PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
APRIL 25,1938 TO OCTOBER 31, 1996

Lifetime Mountain Chart
Delaware and Consumer Price Index

                             [CHART APPEARS HERE]


DATE       DELAWARE FUND A CLASS      U.S. CONSUMER PRICE INDEX
          (with capital gains and
           dividends Reinvested)

 5/38            $  9,523                    $10,000
10/38            $ 10,633                    $ 9,905
10/39            $ 11,190                    $ 9,905
10/40            $ 11,255                    $ 9,905
10/41            $ 11,731                    $10,801
10/42            $ 12,382                    $11,768
10/43            $ 16,538                    $12,311
10/44            $ 17,531                    $12,523
10/45            $ 24,367                    $12,759
10/46            $ 22,573                    $14,716
10/47            $ 23,194                    $16,249
10/48            $ 24,354                    $17,240
10/49            $ 24,222                    $16,758
10/50            $ 29,411                    $17,358
10/51            $ 35,365                    $18,537
10/52            $ 37,327                    $18,891
10/53            $ 38,786                    $19,080
10/54            $ 50,706                    $18,915
10/55            $ 62,613                    $18,965
10/56            $ 69,642                    $19,457
10/57            $ 64,269                    $20,023
10/58            $ 86,379                    $20,448
10/59            $ 99,961                    $20,754
10/60            $ 63,755                    $21,037
10/61            $125,282                    $21,202
10/62            $ 99,017                    $21,485
10/63            $130,363                    $21,745
10/64            $155,516                    $22,004
10/65            $191,592                    $22,382
10/66            $197,441                    $23,231
10/67            $271,929                    $23,820
10/68            $318,403                    $24,929
10/69            $285,179                    $26,320
10/70            $248,320                    $27,853

IT TAKES MORE THAN $11 TO BUY WHAT $1 BOUGHT JUST BEFORE WORLD WAR II. FORTUNATELY, THE GOOD NEWS IS $1 INVESTED IN DELAWARE FUND WOULD HAVE GROWN TO $471 DURING THE SAME TIME.

Lifetime Mountain Chart
Delaware and Consumer Price Index

                             [CHART APPEARS HERE]

10/71            $   300,417               $  28,867
10/72            $   330,323               $  29,858
10/73            $   284,533               $  32,217
10/74            $   224,773               $  36,085
10/75            $   287,953               $  38,820
10/76            $   363,715               $  40,872
10/77            $   360,552               $  43,514
10/78            $   376,737               $  47,335
10/79            $   438,732               $  53,160
10/80            $   592,036               $  59,882
10/81            $   639,999               $  66,014
10/82            $   905,735               $  69,363
10/83            $ 1,069,337               $  71,368
10/84            $ 1,096,993               $  74,363
10/85            $ 1,323,952               $  76,768
10/86            $ 1,679,390               $  77,947
10/87            $ 1,525,882               $  81,437
10/88            $ 1,862,054               $  84,923
10/89            $ 2,265,455               $  88,735
10/90            $ 2,193,640               $  94,320
10/91            $ 2,727,087               $  97,075
10/92            $ 3,064,345               $ 100,184
10/93            $ 3,429,205               $ 102,939
10/94            $ 2,490,790               $ 105,624
10/95            $ 4,058,461               $ 108,591
10/96            $ 4,710,772               $ 111,347

Delaware Fund's return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.

All performance shown above assumes reinvestment of distributions. Delaware Fund investment assumes a 4.75% sales charge. Performance of other classes of Delaware Fund will vary due to differing charges and expenses. The U.S. Consumer Price Index is the government's main measure of inflation. For performance and expenses for all classes, see page 7.

The above chart is based on a logarithmic scale, which reflects annual percentage change rather than nominal dollar increases. That's why the U.S. Consumer Price Index figure is visually "high" although it is very small compared to the dollar return provided by Delaware Fund.

Financial
-------------------------------------------------------------------------------
Statements
-------------------------------------------------------------------------------


DELAWARE GROUP DELAWARE FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 1996


                                                        Number         Market
                                                      of Shares        Value
COMMON STOCK - 58.48%
AEROSPACE & DEFENSE - 2.83%
GenCorp ........................................       250,000       $ 4,125,000
LOCKHEED MARTIN ................................       151,300        13,560,263
                                                                     -----------
                                                                      17,685,263
                                                                     -----------
AUTOMOBILES & AUTOMOTIVE PARTS - 1.48%
Danaher ........................................       226,000         9,237,750
                                                                     -----------
                                                                       9,237,750
                                                                     -----------
BANKING, FINANCE & INSURANCE - 8.47%
AMERICAN INTERNATIONAL GROUP ...................       225,100        24,451,488
CHUBB ..........................................       232,400        11,620,000
State Street Boston ............................       166,000        10,520,250
UNUM ...........................................       100,500         6,318,938
                                                                     -----------
                                                                      52,910,676
                                                                     -----------
BUILDINGS & MATERIALS - 1.10%
Foster Wheeler .................................       167,500         6,867,500
                                                                     -----------
                                                                       6,867,500
                                                                     -----------
CABLE, MEDIA & PUBLISHING - 2.32%
Banta ..........................................       290,000         6,108,125
Reynolds & Reynolds Class A ....................       318,600         8,403,075
                                                                     -----------
                                                                      14,511,200
                                                                     -----------
CHEMICALS - 0.62%
Witco ..........................................       125,000         3,875,000
                                                                     -----------
                                                                       3,875,000
                                                                     -----------
COMPUTERS & TECHNOLOGY - 1.92%
Hewlett-Packard ................................        72,500         3,199,063
Wallace Computer Services ......................       300,000         8,812,500
                                                                     -----------
                                                                      12,011,563
                                                                     -----------
CONSUMER PRODUCTS - 2.17%
General Electric ...............................        52,200         5,050,350
Masco ..........................................        11,900           373,363
Procter & Gamble ...............................        82,400         8,157,600
                                                                     -----------
                                                                      13,581,313
                                                                     -----------
ELECTRONICS & ELECTRICAL - 1.79%
Raychem ........................................        66,300         5,179,688
Teleflex .......................................       124,300         5,981,938
                                                                     -----------
                                                                      11,161,626
                                                                     -----------
ENERGY - 3.27%
Kerr-McGee .....................................       165,000        10,353,750
Royal Dutch Petroleum ADR ......................        26,300         4,349,362
TOTAL S.A. ADR .................................       147,223         5,741,696
                                                                     -----------
                                                                      20,444,808
                                                                     ===========
FARMING & AGRICULTURE - 3.24%
CONAGRA ......................................         405,300        20,214,338
                                                                     ===========
                                                                      20,214,338
                                                                     ===========
FOOD, BEVERAGE & TOBACCO - 3.14%
PHILIP MORRIS ................................         211,500        19,590,187
                                                                     -----------
                                                                      19,590,187
                                                                     -----------
HEALTHCARE & PHARMACEUTICALS - 11.12%
American Home Products .......................          73,200         4,483,500
Baxter International .........................          97,000         4,037,624
COLUMBIA/HCA HEALTHCARE ......................         562,500        20,109,375
Olsten .......................................         200,000         4,000,000
Pharmacia & Upjohn ...........................         136,000         4,896,000
SCHERING-PLOUGH ..............................         246,400        15,769,600
SMITHKLINE BEECHAM ADR UNIT ..................         258,400        16,182,300
                                                                     -----------
                                                                      69,478,399
                                                                     ===========
REAL ESTATE - 3.84%
Associated Estates Realty ....................         122,400         2,509,200
Developers Diversified Realty ................         121,100         4,071,987
Health Care Property Investors ...............         167,000         5,865,874
Nationwide Health Properties .................         229,800         5,170,500
Storage Trust Realty .........................          45,200         1,045,250
Storage USA ..................................          54,000         1,876,500
Sun Communities ..............................         121,700         3,483,662
                                                                     ===========
                                                                      24,022,973
                                                                     ===========
RETAIL - 1.99%
May Department Stores ........................         129,200         6,120,850
Rite Aid .....................................         184,900         6,286,600
                                                                     -----------
                                                                      12,407,450
                                                                     ===========
TELECOMMUNICATIONS - 1.26%
ALLTEL .......................................         257,700         7,859,850
                                                                     ===========
                                                                       7,859,850
                                                                     -----------
UTILITIES - 3.09%
CMS Energy ...................................         305,000         9,645,624
Edison International .........................         160,000         3,160,000
Illinova .....................................         239,000         6,512,750
                                                                     -----------
                                                                      19,318,374
                                                                     ===========
MISCELLANEOUS - 4.83%
Service International ........................         145,400         4,143,900
Tompkins plc ADR .............................         270,000         4,556,250
Tyco International ...........................         432,400        21,457,850
                                                                     -----------
                                                                      30,158,000
                                                                     -----------
TOTAL COMMON STOCK
  (COST $296,421,672) ........................                       365,336,270
                                                                     -----------
CONVERTIBLE PREFERRED STOCKS - 0.45%
Freeport-McMoRan Copper & Gold
  5.00% pfd cv ...............................         103,400         2,817,650
                                                                     -----------
TOTAL CONVERTIBLE PREFERRED STOCK
  (COST $2,299,511) ..........................                         2,817,650
                                                                     -----------

--------------------------
Top 10 holdings, representing 27.98% of net assets, are in bold face.


                                                       Principal        Market
                                                         Amount          Value
 CORPORATE BONDS - 10.53%
 Celulosa Arauco 7.00% 12/15/07 .................     $ 3,200,000     $3,148,000
 Celulosa Arauco 7.25% 06/11/98 .................       1,750,000      1,756,563
 China International Trust & Investments
   9.00% 10/15/06 ...............................       1,000,000      1,101,250
 Columbia/HCA Healthcare 7.50%
   12/15/23 .....................................       3,000,000      3,026,250
 Compania Telecom Chile 7.625%
   07/15/06 .....................................       3,000,000      3,090,000
 Credit Foncier de France 8.00%
   01/14/02 .....................................       2,415,000      2,547,825
 Darden Restaurants 6.375% 02/01/06 .............       1,000,000        938,750
 Federal Express 7.85% 01/30/15 .................       4,205,000      4,357,431
 Ford Motor Credit 7.00% 09/25/01 ...............       2,485,000      2,540,913
 HF Ahmanson 6.35% 09/01/98 .....................       3,735,000      3,753,675
 Key Bank of Washington 7.125%
   08/15/06 .....................................       2,750,000      2,780,938
 Kohls 6.70% 02/01/06 ...........................       2,900,000      2,816,625
 Lehman Brothers Holdings 6.84%
   09/25/98 .....................................       3,865,000      3,903,650
*Liberty Mutual 7.875% 10/15/26 .................       2,900,000      2,947,125
 Lockheed Martin 7.65% 05/01/16 .................       3,700,000      3,824,875
 May Department Stores 7.50%
   06/01/15 .....................................       4,000,000      4,050,000
 MBNA 6.00% 12/26/00 ............................       1,840,000      1,810,100
 MEPC Finance 7.50% 05/01/03 ....................       1,150,000      1,188,813
 NCNB 10.20% 07/15/15 ...........................       2,925,000      3,718,406
 Nationwide Mutual Insurance 9.875%
   02/15/25 .....................................       2,000,000      2,247,500
 News America Holdings 9.125%
   10/15/99 .....................................       2,785,000      2,986,913
 Pep Boys 7.00% 06/01/05 ........................       2,940,000      2,932,650
 Santander Financial Issuances 6.80%
   07/15/05 .....................................       3,000,000      2,962,500
 Ultramar Credit 8.625% 07/01/02 ................       1,265,000      1,370,944
                                                                      ----------
 TOTAL CORPORATE BONDS
   (COST $64,763,268) ...........................                     65,801,696
                                                                      ----------

 ASSET-BACKED SECURITIES - 4.02%
 ADVANTA 5.95% 05/25/09 .........................       1,053,844      1,012,955
 American Finance Home Equity
   Series 94-2 A1 6.95% 06/25/24 ................       1,811,555      1,820,613
   Series 92-5 A 7.20% 02/15/08 .................         518,033        522,540
   Series 92-1 A 7.50% 03/15/07 .................         619,590        628,575
   Series 91-1 A 8.00% 07/25/06 .................         451,987        463,874
 Case Equipment Loan Trust Series
   95-B A3 6.15% 09/15/02 .......................       4,440,000      4,461,301
 FirstBank Auto Receivables Grantor
   Trust Series 95-B A 6.40%
   07/17/00 .....................................       2,921,229      2,935,364
 NationsCredit Grantor Trust Series
   96-1 A 5.85% 09/15/11 ........................       2,030,231      2,000,589
 Neiman Marcus Group Credit Card
   Master Trust Series 95-1 A 7.60%
   06/15/03 .....................................         960,000        999,360
 Nomura Asset Securities Corporation
   Series 95-2 2A2 6.25% 01/25/26 ...............       1,353,183      1,349,800
 Olympic Automobile Receivables Trust
   Series 95-B A2 7.35% 10/15/01 ................       2,576,371      2,610,895
 World Omni Automobile Lease
  Securitization Trust
   Series 95-A A 6.05% 11/25/01 .................       2,200,000      2,205,577
   Series 94-B A 7.95% 01/25/01 .................         222,991        226,285
 UCFC Home Equity Loan Series
   96-B1 A3 7.30% 04/15/14 ......................       3,835,000      3,900,579
                                                                      ----------
 TOTAL ASSET-BACKED SECURITIES
   (COST $25,011,650) ...........................                     25,138,307
                                                                      ----------

 COLLATERILIZED MORTGAGE
   OBLIGATIONS - 6.17%
 Asset Securitization Corporation
   Series 96-D2 A1 6.92%
     02/14/29 ...................................       3,130,620      3,127,196
   Series 95-MD4 A1 7.10%
     08/13/29 ...................................       3,504,253      3,542,581
   Series 96-D3 A1B 7.21%
     10/13/26 ...................................       3,060,000      3,132,197
 Mortgage Capital Funding
   Series 96-MC1 D 7.80%
     07/01/06 ...................................       2,690,000      2,761,453
 Nomura Asset Securities Corporation
   Series 93-1 A1 6.68% 12/15/01 ................       2,032,973      2,030,114
   Series 96-MD5 A3 7.637%
     04/13/36 ...................................       3,300,000      3,404,672
 Residential Accredit Loans
   Series 96-QS2 A3 7.05%
     03/25/19 ...................................       3,785,000      3,800,377
   Series 96-QS3 AI3 7.29%
     06/25/26 ...................................       1,770,000      1,787,977
   Series 95-QS1 A3 7.30%
     06/25/21 ...................................       1,540,000      1,546,978
   Series 96-QS2 A6 7.45%
     04/25/23 ...................................       3,345,000      3,355,453
 Residential Asset Securitization Trust
   Series 96-A4 A5 7.50%
     09/25/26 ...................................       5,300,000      5,333,125
 Resolution Trust Corporation
   Series 95-C1 A2B 6.55%
     02/25/27 ...................................       3,328,402      3,319,041
 Travelers Mortgage Securities Corporation
   Series 1-Z1 12.00% 03/01/14 ..................       1,218,601      1,387,681
                                                                      ----------
 TOTAL COLLATERILIZED MORTGAGE
   OBLIGATIONS (COST $37,828,481) ...............                     38,528,845
                                                                      ----------

                                                       Principal       Market
                                                        Amount         Value

MORTGAGED-BACKED SECURITIES -
  9.34%
Federal Home Loan Mortgage
  Corporation 6.00% 02/01/11 ..................      $ 2,451,665     $ 2,366,623
Federal National Mortgage Association
  6.50% 04/01/11 to 02/01/26 ..................       19,419,976      18,905,901
Federal National Mortgage Association
  7.00% 07/01/17 to
  05/01/26 ....................................        5,392,868       5,316,551
Federal National Mortgage
  Association 8.00% 12/01/09
  to 09/01/16 .................................        4,157,932       4,286,567
Federal Home Loan Mortgage
  Corporation 8.50% 09/01/08
  to 06/01/14 .................................        4,228,884       4,408,022
Federal National Mortgage
  Association 9.50% 02/01/17
  to 02/01/25 .................................        6,316,247       6,815,826
Government National Mortgage
  Association 7.50% 02/15/23
  to 05/15/23 .................................        4,277,989       4,294,156
Government National Mortgage
  Association 9.00% 01/15/20 to
  11/15/21 ....................................       10,448,663      11,178,355
Government National Mortgage
  Association 9.50% 01/15/20 ..................          347,799         377,579
Government National Mortgage
  Association 10.00% 11/15/16 .................          297,061         327,788
Government National Mortgage
  Association 12.50% 12/15/10 .................           46,829          54,321
                                                                     -----------
TOTAL MORTGAGE-BACKED SECURITIES
  (COST $57,471,181) ..........................                       58,331,689
                                                                     -----------

U.S. TREASURY OBLIGATIONS - 4.32%
U.S. Treasury Note 6.25% 04/30/01 .............        2,405,000       2,422,725
U.S. Treasury Bond 6.25%
  08/15/23 ....................................        6,300,000       5,918,724
U.S. Treasury Note 6.375%
  06/30/97 ....................................          930,000         935,924
U.S. Treasury Notes 6.375%
  01/15/00 ....................................       11,705,000      11,863,836
U.S. Treasury Notes 6.375%
  08/15/02 ....................................        5,200,000       5,263,180
U.S.Treasury Notes 6.50%
  08/31/01 ....................................          600,000         610,098
                                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $26,542,802) ..........................                       27,014,487
                                                                     ===========

REPURCHASE AGREEMENTS - 5.42%
With Chase Manhattan 5.50%
  11/01/96 (dated 10/31/96,
  collateralized by $10,615,000
  U.S. Treasury Notes 5.50% due
  11/15/98, market value
  ($10,821,530)................................       10,597,000      10,597,000


REPURCHASE AGREEMENTS
  (Continued)
With PaineWebber 5.52% 11/01/96
  (dated 10/31/96, collateralized
  by $11,852,000 U.S. Treasury
  Notes 5.875% due 10/31/98,
  market value $11,874,385) ...................       11,633,000      11,633,000
With Prudential Securities 5.50%
  11/01/96 (dated 10/31/96,
  collateralized by $11,532,000
  U.S. Treasury Notes 6.125%
  due 05/31/97, market value
  $11,868,987) ................................       11,633,000      11,633,000
                                                                     -----------
TOTAL REPURCHASE AGREEMENTS
  (COST $33,863,000) ..........................                       33,863,000
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES
  OWNED - 98.73% (cost $544,201,565) ...........................    $616,831,944
RECEIVABLES AND OTHER ASSETS
  NET OF LIABILITIES - 1.27% ...................................       7,930,912
                                                                     -----------
NET ASSETS APPLICABLE TO 29,380,347 SHARES
  OUTSTANDING - 100.00% ........................................    $624,762,856
                                                                     ===========

NET ASSET VALUE - DELAWARE FUND A CLASS
  ($490,150,147/23,058,229 SHARES) ....................................   $21.26
                                                                          ======
NET ASSET VALUE - DELAWARE FUND B CLASS
  ($6,872,291/324,181 SHARES) .........................................   $21.20
                                                                          ======
NET ASSET VALUE - DELAWARE FUND C CLASS
  ($1,989,702/93,924 SHARES) ..........................................   $21.18
                                                                           =====
NET ASSET VALUE - DELAWARE FUND INSTITUTIONAL
  CLASS ($125,750,716/5,904,013 SHARES) ...............................   $21.30
                                                                           =====

----------------------
* Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


COMPONENTS OF NET ASSETS AT OCTOBER 31, 1996
Common stock, $1 par value, 200,000,000 shares
  authorized to the Delaware Fund ...........................      $ 491,035,724
Accumulated undistributed income:
  Net investment income .....................................          4,879,763
  Net realized gain on investments ..........................         56,216,990
  Net unrealized appreciation of investments ................         72,630,379
                                                                   -------------
Total net assets ............................................      $ 624,762,856
                                                                   =============

                             See accompanying notes

DELAWARE GROUP DELAWARE FUND
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1996


INVESTMENT INCOME:
Interest .......................................     $16,572,891
Dividends ......................................      10,345,222     $26,918,113
                                                     -----------

EXPENSES:
Management fees ($3,164,486) and
  directors' fees ($12,688) ....................       3,177,174
Dividend disbursing and transfer agent
  fees and expenses ............................       1,151,696
Distribution expenses ..........................         981,791
Accounting services and salaries ...............         168,190
Reports to shareholders ........................         117,814
Federal and state registration fees ............          56,230
Taxes, other than taxes on income ..............          51,437
Professional fees ..............................          49,912
Custodian fees .................................          24,825
Other ..........................................         123,539       5,902,608
                                                     -----------     -----------
NET INVESTMENT INCOME ..........................                      21,015,505

NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain from
  security transactions ..................................            56,652,521
Net unrealized appreciation of
  investments during the period ..........................            14,064,318
                                                                      ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS ...................................             70,716,839
                                                                      ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ..............................            91,732,344
                                                                      ==========

COMPUTATION OF NET ASSET VALUE
  AND OFFERING PRICE-DELAWARE
  FUND A CLASS:
Net asset value per share (A) ............................                $21.26
Sales charges (4.75% of offering price,
  or 4.99% of amount invested per
  share) (B) .............................................                  1.06
                                                                          ------
Offering price ...........................................                $22.32
                                                                          ======

-----------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more and purchase options not including the payment of a front-end sales charge.

                             See accompanying notes


Delaware Group Delaware Fund
Statements of Changes in Net Assets

                                                   YEAR ENDED      YEAR ENDED
                                                    10/31/96        10/31/95

OPERATIONS:
Net investment income .......................    $ 21,015,505     $ 20,370,834
Net realized gain from security
  transactions ..............................      56,652,521       33,206,692
Net appreciation during the period ..........      14,064,318       33,674,467
                                                 ------------     ------------
Net increase in net assets resulting from
  operations ................................      91,732,344       87,251,993
                                                 ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Delaware Fund A Class .....................     (15,676,617)     (15,844,023)
  Delaware Fund B Class .....................        (124,247)         (47,613)
  Delaware Fund C Class .....................         (23,243)            --
  Delaware Fund Institutional Class .........      (4,004,834)      (3,528,785)
Net realized gain from security transactions:
  Delaware Fund A Class .....................     (26,400,790)      (6,294,837)
  Delaware Fund B Class .....................        (191,178)         (11,657)
  Delaware Fund C Class .....................            (270)            --
  Delaware Fund Institutional Class .........      (6,170,061)      (1,332,622)
                                                -------------    -------------
                                                  (52,591,240)     (27,059,537)
                                                -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  Delaware Fund A Class .....................      21,859,484       28,758,712
  Delaware Fund B Class .....................       4,091,428        2,646,689
  Delaware Fund C Class .....................       2,098,384             --
  Delaware Fund Institutional Class .........      32,320,993       24,654,943
Net asset value of shares issued upon
  reinvestment of dividends from net
  investment income and net realized
  gain on security transactions:
  Delaware Fund A Class .....................      32,527,346       16,717,134
  Delaware Fund B Class .....................         302,927           57,857
  Delaware Fund C Class .....................          21,730             --
  Delaware Fund Institutional Class .........      10,157,754        4,844,558
                                                -------------    -------------
                                                  103,380,046       77,679,893
                                                -------------    -------------
Cost of shares repurchased:
  Delaware Fund A Class .....................     (88,614,808)     (57,791,089)
  Delaware Fund B Class .....................      (1,269,060)        (115,464)
  Delaware Fund C Class .....................        (217,457)            --
  Delaware Fund Institutional Class .........     (33,029,784)     (25,224,771)
                                                -------------    -------------
                                                 (123,131,109)     (83,131,324)
                                                -------------    -------------
  Decrease in net assets derived from
    capital share transactions ..............     (19,751,063)      (5,451,431)
                                                -------------    -------------
NET INCREASE IN NET ASSETS ..................      19,390,041       54,741,025

NET ASSETS:
Beginning of period .........................     605,372,815      550,631,790
                                                -------------    -------------
End of period (including undistributed
  net investment income of $4,879,763
  and $3,693,045 respectively) ..............    $624,762,856     $605,372,815
                                                =============    =============

                             See accompanying notes

DELAWARE GROUP DELAWARE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1996

Delaware Group Delaware Fund, Inc. (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company currently offers two Series, Delaware Fund (the "Fund") and Devon Fund. The Company is organized as a Maryland corporation. The Fund offers four classes of shares.

The investment objective of the Fund is to seek a balance of capital appreciation, income and preservation of capital.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

SECURITY VALUATION - Securities listed on an exchange are valued at the last quoted sales price as of 4:00 pm EST on the valuation date. Securities not traded or securities not listed on an exchange are valued at the last mean of the quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service when such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

FEDERAL INCOME TAXES - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

REPURCHASE AGREEMENTS - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

CLASS ACCOUNTING - Investment income, common expenses, and gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

OTHER - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

2. INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, a fee which is calculated daily at the annual rate of 0.60% on the first $100 million of average daily net assets of the Fund, 0.525% on the next $150 million, 0.50% on the next $250 million and 0.475% on the average daily net assets over $500 million, less fees paid to the Independent Directors. At October 31, 1996, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $120,082.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of A Class and 1.00% of the average daily net assets of B Class and C Class. No distribution expenses are paid by the Institutional class. At October 31, 1996, the Fund had a liability for distribution fees and other expenses payable to DDLP for $18,969. For the year ended October 31, 1996, the Fund paid DDLP $64,398 for commissions earned on sales of Delaware Fund A Class shares.

The Fund has engaged Delaware Service Company Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. For the year ended October 31, 1996, the Fund has expensed $1,151,696 for these services. Effective August 19, 1996, the Fund also engaged DSC to provide accounting services for the Fund. For the period from August 19, 1996, to October 31, 1996, the Fund has expensed $32,761 for these services. Previously, Fund personnel provided these services and the related costs were recorded in salaries and other expense categories in the statement of operations. At October 31, 1996, the Fund had a liability for dividend disbursing, transfer agent and accounting service fees and other expenses payable to DSC for $13,568.

Certain fund expenses are paid directly by brokers. The amount of these expenses is less than 0.01% of the Fund's average net assets.

3. INVESTMENTS
During the year ended October 31, 1996, the Fund made purchases of $405,018,034 and sales of $470,889,076 of investment securities other than U.S. government securities and temporary cash investments.

At October 31, 1996, unrealized appreciation for federal income tax purposes aggregated $71,998,612 of which $78,065,951 related to unrealized appreciation of securities and $6,067,339 related to unrealized depreciation of securities.

The realized gain for federal income tax was $57,238,769 for the year ended October 31, 1996.

On October 31, 1996, the Fund had a receivable for investment securities sold of $9,807,959 and a payable for investment securities purchased of $3,393,180.

4. CAPITAL STOCK
Transactions in capital stock shares were as follows:

                                                YEAR ENDED    YEAR ENDED
                                                 10/31/96      10/31/95
Shares sold:
  Delaware Fund A Class .....................    1,080,212     1,589,185
  Delaware Fund B Class .....................      201,616       141,318
  Delaware Fund C Class .....................      103,606          --
  Delaware Fund Institutional Class .........    1,580,497     1,324,391

Shares issued upon reinvestment of dividends from net
  investment income and net realized gain on
  security transactions:
  Delaware Fund A Class .....................    1,633,576       925,046
  Delaware Fund B Class .....................       15,187         3,127
  Delaware Fund C Class .....................        1,060          --
  Delaware Fund Institutional Class .........      509,546       268,511
                                                ----------    ----------
                                                 5,125,300     4,251,578
Shares repurchased:
  Delaware Fund A Class .....................   (4,386,405)   (3,123,004)
  Delaware Fund B Class .....................      (62,659)       (5,983)
  Delaware Fund C Class .....................      (10,742)         --
  Delaware Fund Institutional Class .........   (1,629,980)   (1,363,009)
                                                ----------    ----------
                                                (6,089,786)   (4,491,996)
                                                ----------    ----------
Net decrease ................................     (964,486)     (240,418)
                                                ==========    ==========

5. LINES OF CREDIT
The Fund has a committed line of credit for $10,000,000. No amount was outstanding at October 31, 1996, or at any time during the last fiscal period.

6. CONCENTRATION OF CREDIT RISK
The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

The Fund may invest up to 10% of its total assets in illiquid securities which include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities have been denoted in the Statement of Net Assets.

7. FINANCIAL HIGHLIGHTS
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                            DELAWARE FUND A CLASS
                                                                              ------------------------------------------------
                                                                                            Year Ended October 31,
                                                                               1996      1995      1994      1993      1992

Net asset value, beginning of period.......................................   $19.940   $18.000   $19.430   $18.720   $18.810

Income from investment operations:
  Net investment income....................................................     0.706     0.664     0.615     0.631     0.660
  Net realized and unrealized gain (loss) from security transactions.......     2.349     2.156    (0.285)    1.509     1.490
                                                                              -------   -------   -------   -------   -------
  Total from investment operations.........................................     3.055     2.820     0.330     2.140     2.150
                                                                              -------   -------   -------   -------   -------
Less distributions:
  Dividends from net investment income.....................................    (0.655)   (0.630)   (0.600)   (0.660)   (0.700)
  Distributions from net realized gain on security transactions............    (1.080)   (0.250)   (1.160)   (0.770)   (1.540)
                                                                              -------   -------   -------   -------   -------
  Total distributions......................................................    (1.735)   (0.880)   (1.760)   (1.430)   (2.240)
                                                                              -------   -------   -------   -------   -------
Net asset value, end of period.............................................   $21.260   $19.940   $18.000   $19.430   $18.720
                                                                              =======   =======   =======   =======   =======
Total return/1/............................................................    16.07%    16.26%     1.80%    11.91%    12.37%

Ratios/supplemental data:
  Net assets, end of period (000 omitted)..................................  $490,150  $493,243  $456,074  $507,528  $487,343
  Ratio of expenses to average net assets..................................     0.99%     0.97%     0.97%     0.89%     0.79%/2/
  Ratio of net investment income to average net assets.....................     3.39%     3.55%     3.31%     3.27%     3.64%
  Portfolio turnover.......................................................       92%       94%      142%      160%      144%
  Average commission rate paid.............................................    $0.060      N/A       N/A       N/A       N/A

------------------
/1/ Does not include maximum sales charge that is or was in effect nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.
/2/ Includes 12b-1 distribution expenses effective June 1, 1992.

                                                    DELAWARE FUND           DELAWARE FUND              DELAWARE FUND
                                                       B CLASS                 C CLASS               INSTITUTIONAL CLASS
                                             ----------------------------    -----------   --------------------------------------
                                               Year      Year     9/6/94/1/   11/29/95/1/    Year      Year      Year    11/09/92/2/
                                               Ended     Ended      to           to         Ended     Ended     Ended      to
                                             10/31/96  10/31/95  10/31/94     10/31/96     10/31/96  10/31/95  10/31/94  10/31/93
Net asset value, beginning of period          $19.900   $17.980   $18.340      $20.500      $19.980   $18.030   $19.460   $18.820
Income (loss) from investment operations:
  Net investment income..................       0.525     0.567     0.070        0.583        0.727     0.694     0.653     0.632
  Net realized and unrealized gain (loss)
    from security transactions...........       2.350     2.113    (0.280)       1.757        2.363     2.166    (0.293)    1.438
                                              -------   -------   -------      -------      -------   -------   -------   -------
  Total from investment operations.......       2.875     2.680    (0.210)       2.340        3.090     2.860     0.360     2.070
                                              -------   -------   -------      -------      -------   -------   -------   -------
Less distributions:
  Dividends from net investment income.....    (0.495)   (0.510)   (0.150)      (0.580)      (0.690)   (0.660)   (0.630)   (0.660)
  Distribution from net realized gain
    on security transactions...............    (1.080)   (0.250)     none       (1.080)      (1.080)   (0.250)   (1.160)   (0.770)
                                              -------   -------   -------      -------      -------   -------   -------   -------
  Total distributions......................    (1.575)   (0.760)   (0.150)      (1.660)      (1.770)   (0.910)   (1.790)   (1.430)
                                              -------   -------   -------      -------      -------   -------   -------   -------
 Net assets value, end of period...........   $21.200   $19.900   $17.980      $21.180      $21.300   $19.980   $18.030   $19.460
                                              =======   =======   =======      =======      =======   =======   =======   =======
 Total return/3/...........................     15.15%    15.36%   (1.14%)       12.13%       16.25%    16.50%     1.96%    11.76%

 Ratios/supplemental data:
  Net assets, end of period (000 omitted)..    $6,872    $3,383     $568        $1,990     $125,751  $108,747   $93,990   $72,052
  Ratio of expenses to average net assets..      1.80%     1.79%    1.81%         1.80%        0.80%     0.79%     0.81%     0.77%
  Ratio of net investment income
    to average net assets..................      2.58%     2.73%    2.47%         2.58%        3.58%     3.73%     3.47%     3.39%
 Portfolio turnover........................        92%       94%     142%           92%          92%       94%      142%      160%
 Average commission rate paid..............    $0.060       N/A      N/A        $0.060       $0.060       N/A       N/A       N/A

------------------

/1/ Date of initial public offering; ratios have been annualized and total return has not been annualized.

/2/ Date of initial public offering; ratios and total return have been annualized.

/3/ Does not include contingent deferred sales charge which varies from 1%-4% depending upon the holding period for Delaware Fund B Class and C Class.

--------------------------------------------------------------------------------

DELAWARE GROUP DELAWARE FUND, INC.
REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP DELAWARE FUND, INC. - DELAWARE FUND

We have audited the accompanying statement of net assets of the Delaware Group Delaware Fund, Inc. - Delaware Fund as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Delaware Fund, Inc. - Delaware Fund at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with general accepted accounting principles.

                                                               Ernst & Young LLP

Philadelphia, Pennsylvania
December 16, 1996

DELAWARE GROUP
--------------
OF FUNDS
--------------


FOR GROWTH OF CAPITAL
Trend Fund
Enterprise Fund
DelCap Fund
Value Fund
U.S. Growth Fund

FOR TOTAL RETURN
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
Delaware Fund

FOR INTERNATIONAL DIVERSIFICATION
Emerging Markets Fund
New Pacific Fund
World Growth Fund
International Equity Fund
Global Assets Fund
Global Bond Fund

FOR CURRENT INCOME
Delchester Fund
Strategic Income Fund
Corporate Income Fund
Federal Bond Fund
U.S. Government Fund
Limited-Term Government Fund

FOR TAX-FREE CURRENT INCOME
Tax-Free Pennsylvania Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund

MONEY MARKET FUNDS
Delaware Cash Reserve
U.S. Government Money Fund
Tax-Free Money Fund

CLOSED-END EQUITY/INCOME*
Dividend and Income Fund
Global Dividend and Income Fund

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT DELAWARE FUND PROSPECTUS AND THE DELAWARE GROUP FUND PERFORMANCE UPDATE FOR THE MOST RECENTLY COMPLETED CALENDAR QUARTER. FOR A PROSPECTUS OF ANY OTHER DELAWARE GROUP FUND, CONTACT YOUR FINANCIAL ADVISER OR DELAWARE GROUP.

* Delaware Group Dividend and Income Fund and Delaware Group Global Dividend and Income Fund purchases can be made through any registered broker.

DELAWARE
GROUP
=====================
Philadelphia . London


BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENT DECISIONS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE DELAWARE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, ARE NOT ABLIGATIONS OF OR DEPOSITS OF ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.



INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682
Nationwide (800) 523-4640

SECURITIES DEALERS ONLY
Nationwide (800) 362-7500

FINANCIAL INSTITUTIONS REPRESENTATIVES ONLY
NATIONWIDE (800) 659-2265

(C) Delaware Distributors, L.P.





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AR-002 [10/96] TK012/96